                                                                    EXHIBIT 10.8


                                AMENDMENT NO. 2
                                      TO
                              PURCHASE AGREEMENT


     This Amendment No. 2 to the Purchase Agreement dated May 8, 1998 by and between Elekta AB (Publ), a corporation organized and existing under the laws of Sweden (the "Seller") and Nitinol Medical Technologies, Inc., a corporation organized under the laws of the State of Delaware (the "Buyer"), as amended by that certain Amendment No. 1 to Purchase Agreement dated as of July 8, 1998, is entered into as of November __, 1998 by and between the Seller and the Buyer.

     WHEREAS, the Buyer and the Seller have agreed to amend the Purchase Agreement as hereinafter set forth;

     NOW, THEREFORE, in consideration of the mutual promises and undertakings herein contained, and for other good and valuable consideration, the parties agree as follows:

1. All capitalized terms used herein shall have the meanings assigned to them in the Purchase Agreement.

2. Section 5.6 of the Purchase Agreement is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:

               "5.6  Intercompany Debt.
                     -----------------

                     5.6.1 Between the Effective Date and the date of Amendment No. 2 to Purchase Agreement, the Acquired Companies shall have paid to (or Buyer shall have caused the Acquired Companies to pay to) or offset with Seller and its Affiliates (other than the Acquired Companies) a total amount equivalent to SEK 4,806,000 on account of trade accounts payable owed as of the Effective Date by the Acquired Companies to Seller and its Affiliates (other than the Acquired Companies) (the "Acquired Companies' Payables to Group"). The term 'Acquired Companies' Payables to Group' shall not include the account payable owned by EIL to Seller as of the Effective Date totaling SEK 3,866,070 relating to the Birmingham Surgiscope and the account payable from ESRL to Seller as of the Effective Date totaling SEK 1,723,962.50 relating to the Marseilles Leksell Gamma Plan and payments with respect to these accounts shall not be included in, or be a part of, the SEK 4,806,000 amount referred to in this Subsection 5.6.1.

                     5.6.2 Between the Effective Date and the date of Amendment No. 2 to Purchase Agreement, Seller and its Affiliates (other than the Acquired Companies) shall have paid to (or offset with) the Acquired Companies a total amount equivalent to SEK 4,733,000 on account of trade accounts payable owed as of the Effective Date by Seller and its Affiliates (other than the Acquired

     Companies) to the Acquired Companies (the 'Group's Payables to the Acquired Companies')."

3. The Schedule of Assets to the Purchase Agreement is hereby amended by deleting paragraph (12) therefrom and inserting the following in lieu thereof:

        "(12) Promissory note executed by CIS in favor of Elekta holdings U.S., Inc. in the amount of USD $75,000.

        (13) Account receivable owed by EISA to Seller in the amount of SEK 3,556,000.

        (14) Account receivable owed by EISA to Elekta Instrument AB in the amount of SEK 298,000."

4. Seller shall cause the promissory note and account rights referred to in paragraphs (12), (13) and (14) of the Schedule of Assets to be transferred to Purchaser (or any Affiliate of Purchaser designated by Purchaser) not later than the date of Amendment No. 2 to Purchase Agreement.

5. The two documents entitled "Assignment of Accounts Receivable" which were executed by Seller at the Closing on July 8, 1998 shall be deemed cancelled and of no force and effect.

6. The Purchase Price Allocation agreed to at the closing and executed by Seller and Buyer on July 8, 1998, pursuant to Section 2.2(c) of the Purchase Agreement, is hereby amended by deleting Schedule A therefrom and inserting in lieu thereof a new Schedule A in the form attached to this Amendment No. 2.

7. Except as set forth above, the Purchase Agreement is hereby ratified and confirmed in all respects.


        IN WITNESS WHEREOF, the Buyer and the Seller have each caused this amendment to be duly executed in its corporate name and by a duly authorized representative as of the date first above written.

                                        SELLER:
                                        ELEKTA AB (PURL)



                                        /s/ Laurent Leksell, /s/ Hans Ekelot
                                        --------------------------------------

                                        By: Laurent Leksell      Hans Ekelot
                                           -----------------------------------

                                        Title: CEO                 VP
                                              --------------------------------

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



                                        BUYER:
                                        NITINOL MEDICAL TECHNOLOGIES, INC.



                                         /s/ William J. Knight VP & CFO
                                        -------------------------------------
                                        By: William J. Knight
                                           ----------------------------------
                                        Title:  VP & CFO
                                              -------------------------------



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



                                  Schedule A
                                  ----------


Purchase Price Allocation


 Shares                                         Millions of
 ------                                         -----------
                                                USD(Approx)
                                                -----------

 Elekta Instruments Ltd., UK Group                     4.04
 Elekta Holdings SA, France, Group                     2.00
 Elekta Instruments NV, Belgium                        0.40
 Elekta Instrument BV, Holland                         0.80
 CIS                                                      0
                                                       ----

                     Subtotal                          7.24

 Assets
 ------

 Net assets in the US                                  6.80
 Net assets in Sweden                                  3.00
 Net assets in Hong Kong                                  0
 Promissory notes listed in paragraph (11) of
 the Schedule of Assets                               14.35

 Promissory note listed in paragraph (12) of
 the Schedule of Assets                               0.875

 Account receivable listed in paragraph (13)
 of the Schedule of Assets                            0.460

 Account receivable listed in paragraph (14)
 of the Schedule of Assets                            0.039
                                                      -----

                     Subtotal                         25.52
                                                      =====

                               TOTAL                  32.76

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